Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of May 8, 2013 (this “Amendment”) is entered into among SPX Corporation, a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers, the Subsidiary Guarantors and the Lenders party hereto, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Parent Borrower, the Lenders, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of June 30, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the parties hereto agree to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments.  The Credit Agreement is hereby amended as follows:

(a)           In Section 1.1 of the Credit Agreement,

(i)            clause (h) in the definition of “Consolidated EBITDA” is amended and restated in its entirety to reads as follows:

(h) non-cash compensation expenses and related charges, including non-cash expenses or charges arising from the contribution, sale or other use of stock or stock appreciation or tracking rights, the granting of stock options, the granting of stock appreciation or tracking rights, the granting of restricted stock or restricted stock units  and arrangements similar to any of the foregoing (including any repricing, amendment, modification, substitution or change of any such stock, stock option, stock appreciation or tracking rights, restricted stock or restricted stock units or similar arrangements),

(ii)           the definition of “LIBO Rate” is amended by inserting the text “or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available” immediately after the text “the British Bankers Association LIBOR Rate”.

2.             Conditions Precedent.  This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Parent Borrower, the other Loan Parties, the Required Lenders and the Administrative Agent.

3.             Miscellaneous.

(a)           The Credit Agreement and the obligations of the parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)           Each Subsidiary Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)           Each of the Loan Parties hereby represents and warrants as follows:

(i)            Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)           This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)           The Parent Borrower represents and warrants to the Lenders that (i) the representations and warranties of the Parent Borrower set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)            THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PARENT BORROWER:	SPX CORPORATION,
a Delaware corporation

	By:	/s/ Kevin Lilly
	Name:	Kevin Lilly
	Title:	Sr. Vice President, Secretary and General Counsel

FOREIGN SUBSIDIARY BORROWERS:	SPX COOLING TECHNOLOGIES GmbH,
a limited liability company formed in Germany

	By:	/s/ Robert Bartels
	Name:	Robert Bartels
	Title:	Managing Director

	By:	/s/ Gene Lowe
	Name:	Gene Lowe
	Title:	Managing Director

BALCKE-DÜRR GmbH,
a limited liability company formed in Germany

	By:	/s/ Robert Bartels
	Name:	Robert Bartels
	Title:	Managing Director

	By:	/s/ Gene Lowe
	Name:	Gene Lowe
	Title:	Managing Director

SPX FLOW TECHNOLOGY CRAWLEY LIMITED,
a company incorporated in England and Wales

	By:	/s/ Kevin Lilly
	Name:	Kevin Lilly
	Title:	Director

SUBSIDIARY GUARANTORS:	THE MARLEY-WYLAIN COMPANY,
a Delaware corporation

	By:	/s/ Jack Kelly
	Name:	Jack Kelly
	Title:	Vice President, Secretary and Treasurer

SPX CORPORATION

SECOND AMENDMENT TO CREDIT AGREEMENT

SPX TRANSFORMER SOLUTIONS, INC.,
a Wisconsin corporation

By:	/s/ Kevin Lilly
Name:	Kevin Lilly
Title:	Vice President and Secretary

MCT SERVICES LLC,
a Delaware limited liability company

By:	/s/ Gene Lowe
Name:	Gene Lowe
Title:	Vice President

SPX HEAT TRANSFER LLC,
a Delaware corporation

By:	/s/ Kevin Lilly
Name:	Kevin Lilly
Title:	Manager

SPX FLOW TECHNOLOGY SYSTEMS, INC.,
a Delaware corporation

By:	/s/ Kevin Lilly
Name:	Kevin Lilly
Title:	Vice President and Secretary

SPX COOLING TECHNOLOGIES, INC.,
a Delaware corporation

By:	/s/ Kevin Lilly
Name:	Kevin Lilly
Title:	Executive Vice President and Secretary

THE MARLEY COMPANY LLC,
a Delaware limited liability company

By:	/s/ Kevin Lilly
Name:	Kevin Lilly
Title:	Executive Vice President and Secretary

SPX HOLDING, INC.,
a Connecticut corporation

By:	/s/ Kevin Lilly
Name:	Kevin Lilly
Title:	Vice President and Secretary

SPX CORPORATION

SECOND AMENDMENT TO CREDIT AGREEMENT

KAYEX CHINA HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Kevin Lilly
Name:	Kevin Lilly
Title:	Vice President and Secretary

SPX CORPORATION

SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Robert Rittelmeyer
	Name:	Robert Rittelmeyer
	Title:	Vice President

FOREIGN TRADE FACILITY AGENT:	DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT
BRANCH, as Foreign Trade Facility Agent

	By:	/s/ Jürgen Berweiler
	Name:	Jürgen Berweiler
	Title:	Vice President

	By:	/s/ Monique Bode
	Name:	Monique Bode
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swingline Lender, Issuing Lender and Participation Foreign Issuing Lender

	By:	/s/ Marc Sanchez
	Name:	Marc Sanchez
	Title:	Vice President

DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT
BRANCH, as a Lender, Participation Foreign Issuing Lender and Bilateral Foreign Issuing Lender

	By:	/s/ Jürgen Berweiler
	Name:	Jürgen Berweiler
	Title:	Vice President

	By:	/s/ Monique Bode
	Name:	Monique Bode
	Title:	Assistant Vice President

SPX CORPORATION

SECOND AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ David Mahmood
Name:	David Mahmood
Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

COMMERZBANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES,
as a Lender

By:	/s/ Matthew Havens
Name:	Matthew Havens
Title:	Vice President

By:	/s/ Matthew Weinert
Name:	Matthew Weinert
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ George Stoecklein
Name:	George Stoecklein
Title:	Director

CITIBANK NA,
as a Lender

By:	/s/ Brian Reed
Name:	Brian Reed
Title:	Director

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:	/s/ David Lim
Name:	David Lim
Title:	Authorized Signatory

SPX CORPORATION

SECOND AMENDMENT TO CREDIT AGREEMENT

NORDEA BANK FINLAND PLC
NEW YORK AND GRAND CAYMAN BRANCHES,
as a Lender

By:	/s/ Mogens R. Jensen
Name:	Mogens R. Jensen
Title:	Senior Vice President

By:	/s/ Linda Lindblad
Name:	Linda Lindblad
Title:	Vice President

SUNTRUST BANK,
as a Lender

By:	/s/ Arthur D. Burns
Name:	Arthur D. Burns
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Chris Burns
Name:	Chris Burns
Title:	Vice President

FIFTH THIRD BANK,
as a Lender

By:	/s/ Mary Ramsey
Name:	Mary Ramsey
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kirk Tesch
Name:	Kirk Tesch
Title:	Director

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ John Canty
Name:	John Canty
Title:	Senior Vice President

SPX CORPORATION

SECOND AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Larry Jackson
Name:	Larry Jackson
Title:	Vice President — Underwriting Manager, Officer

TD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark Hogan
Name:	Mark Hogan
Title:	Senior Vice President

US BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Steven Dixon
Name:	Steven Dixon
Title:	Vice President

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Lender

By:	/s/ Michael Madnick
Name:	Michael Madnick
Title:	Managing Director

By:	/s/ Brad Matthews
Name:	Brad Matthews
Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender and Issuing Lender

By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

DBS BANK LTD., LOS ANGELES AGENCY,
as a Lender

By:	/s/ James McWalters
Name:	James McWalters
Title:	General Manager

SPX CORPORATION

SECOND AMENDMENT TO CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

DNB NOR BANK ASA GRAND CAYMAN BRANCH,
as a Lender and Participation Foreign Issuing Lender

By:	/s/ Philip F. Kurpiewski
Name:	Philip F. Kurpiewski
Title:	Senior Vice President

By:	/s/ Kristie Li
Name:	Kristie Li
Title:	First Vice President

BAYERISCHE LANDESBANK, NEW YORK
BRANCH,
as a Lender

By:	/s/ Rolf Siebert
Name:	Rolf Siebert
Title:	Senior Vice President

By:	/s/ Michael Hintz
Name:	Michael Hintz
Title:	First Vice President

COMPASS BANK,
as a Lender

By:	/s/ Michael Dixon
Name:	Michael Dixon
Title:	Vice President

HSBC BANK PLC,
as a Bilateral Foreign Issuing Lender

By:	/s/ Ivan Taylor
Name:	Ivan Taylor
Title:	Senior Corporate Banking Manager

SCOTIABANC INC.,
as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

SPX CORPORATION

SECOND AMENDMENT TO CREDIT AGREEMENT

INTESA SANPAOLO S.P.A., New York Branch,
as a Lender

By:	/s/ Cristina Cignoli
Name:	Cristina Cignoli
Title:	VP

By:	/s/ Sergio Maggioni
Name:	Sergio Maggioni
Title:	FVP

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCHE,
as a Lender

By:	/s/ Ari Bruger
Name:	Ari Bruger
Title:	Authorized Signatory

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Authorized Signatory

BANK OF CHINA, NEW YORK BRANCH,
as a Lender and Participation Foreign Issuing Lender

By:	/s/ Haifeng Xu
Name:	Haifeng Xu
Title:	Assistant General Manager

SPX CORPORATION

SECOND AMENDMENT TO CREDIT AGREEMENT